LIBERTY INTERMEDIATE BOND FUND

                         Supplement to Prospectuses and
                      Statements of Additional Information


The Liberty Intermediate Bond Fund (the "Fund"), as part of a master fund/feeder fund structure, currently seeks to achieve its investment objective by investing all of its assets in SR&F Intermediate Bond Portfolio (the "Portfolio"), which is a separate series of SR&F Base Trust, an open-end, management investment company, and has the same investment objective and investment policies as the Fund. Effective as of the close of business on September 12, 2002, the Portfolio will distribute all of its net assets to the Fund in exchange for the Fund's interest in the Portfolio in complete liquidation of the Portfolio. As a result, the Fund will cease to operate under a master fund/feeder fund structure. The investment strategies and risks of the Portfolio, as currently described in the Fund's prospectus and statement of additional information, will apply to the Fund going forward.




code                                                 September 12, 2002